DELAWARE VIP® TRUST

Delaware VIP Smid Cap Growth Series
(the “Series”)

Supplement to the Series’ Service Class
Statutory Prospectus dated April 29, 2011

The following paragraph is added at the beginning of the “Series summary” section on page 2.

Effective the close of business on February 24, 2012, the Series will no longer be offered (1) under existing participation agreements for use with new insurance products; or (2) under new participation agreements to insurance companies that seek to include the Series in their products, except for certain insurance companies that have initiated negotiations to add the Series to a new product prior to the date of this supplement. Contract holders of existing insurance companies that offer the Series will be able to continue to make purchases of shares, including purchases through reinvestment of dividends or capital gains distributions, and exchanges, regardless of whether they own, or have owned in the past, shares of the Series. The Series reserves the right to modify this policy at any time.

The following replaces the information in the section entitled, “WHAT ARE THE SERIES’ FEES AND EXPENSES?” on page 2.

WHAT ARE THE SERIES’ FEES AND EXPENSES?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)

CLASS	SERVICE
Management fees	0.75%
Distribution and service (12b-1) fees	0.30%
Other expenses	0.14%
Total annual series operating expenses	1.19%
Fee waivers and expense reimbursements1	(0.05%)
Total annual series operating expenses after fee waivers and expense reimbursements	1.14%

1
The Series’ distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the 12b-1 fees to no more than 0.25% of the Series’ average daily net assets from February 27, 2012 through April 30, 2013 or, if longer, until the Series is offered under new participation agreements or under new contracts with existing insurance companies (other than the update and modification of existing contracts in the normal course of business that may require registration or re-registration under state insurance laws as a new insurance contract, provided the new insurance contract effectively replaces the current insurance contract). These waivers and reimbursements may only be terminated by agreement of the Distributor and the Series.

Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated February 9, 2012.

DELAWARE VIP® TRUST

Delaware VIP Smid Cap Growth Series
(the “Series”)

Supplement to the Series’ Standard Class
Statutory Prospectus dated April 29, 2011

The following paragraph is added at the beginning of the “Series summary” section on page 2.

Effective the close of business on February 24, 2012, the Series will no longer be offered (1) under existing participation agreements for use with new insurance products; or (2) under new participation agreements to insurance companies that seek to include the Series in their products, except for certain insurance companies that have initiated negotiations to add the Series to a new product prior to the date of this supplement. Contract holders of existing insurance companies that offer the Series will be able to continue to make purchases of shares, including purchases through reinvestment of dividends or capital gains distributions, and exchanges, regardless of whether they own, or have owned in the past, shares of the Series. The Series reserves the right to modify this policy at any time.

Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated February 9, 2012.